Exhibit 77Q3 (a)

(i)	Within 90 days of the filing date of this Form
N-SAR, James C. Robinson, Principal
Executive Officer, and Peter K. Hoglund,
Principal Financial Officer,  reviewed The
Munder Funds Trust disclosure controls and procedures and evaluated their effectiveness and based on such a review and evaluation, determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by The Munder Funds
Trust in its periodic reports is recorded, processed, summarized and reported within the time periods required.

(ii)	There have not been any significant changes
in internal controls or in other factors that could significantly affect internal controls subsequent to December 31, 2002.

    (iii)  Certification:

I, James C. Robinson, certify that:
1.	I have reviewed this report on Form N-SAR of the
Munder Funds Trust;
2.	Based on my knowledge, this report does not
contain any untrue statement of a material fact or omit
to state a material fact necessary to make the
statements made, in light of the circumstances under
which such statements were made, not misleading
with respect to the period covered by this report;
3.	Based on my knowledge, the financial
information included in this report, and the financial
statements on which the financial information is
based, fairly present in all material respects the
financial condition, results of operations, changes in
net assets, and cash flows (if the financial statements
are required to include a statement of cash flows) of
the registrant as of, and for, the periods presented in
this report;
4.	The registrants other certifying officers and I are
responsible for establishing and maintaining
disclosure controls and procedures (as defined in rule
30a-2(c) under the Investment Company Act) for the
registrant and have:
a)	designed such disclosure controls and procedures
to ensure that material information relating to the
registrant, including its consolidated subsidiaries, is
made known to us by others within those entities,
particularly during the period in which this report is
being prepared;
b)	evaluated the effectiveness of the registrants
disclosure controls and procedures as of a date within
90 days prior to the filing date of this report (the
Evaluation Date); and
c)	presented in this report our conclusions about the
effectiveness of the disclosure controls and
procedures based on our evaluation as of the
Evaluation Date;
5.	The registrant?s other certifying officers and I
have disclosed, based on our most recent evaluation,
to the registrants auditors and the audit committee of
the registrant?s board of directors (or persons
performing the equivalent functions):
a)	all significant deficiencies in the design or
operation of internal controls which could adversely
affect the registrants ability to record, process,
summarize, and report financial data and have
identified for the registrant?s auditors any material
weaknesses in internal controls; and
b)	any fraud, whether or not material, that involves
management or other employees who have a
significant role in the registrant?s internal controls;
and
6.	The registrant?s other certifying officers and I
have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: February 27, 2003
/s/ James C. Robinson
James C. Robinson
Principal Executive Officer

I, Peter K. Hoglund, certify that:
1.	I have reviewed this report on Form N-SAR of the
Munder Funds Trust;
2.	Based on my knowledge, this report does not
contain any untrue statement of a material fact or omit
to state a material fact necessary to make the
statements made, in light of the circumstances under
which such statements were made, not misleading
with respect to the period covered by this report;
3.	Based on my knowledge, the financial
information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the
financial condition, results of operations, changes in
net assets, and cash flows (if the financial statements
are required to include a statement of cash flows) of
the registrant as of, and for, the periods presented in
this report;
4.	The registrants other certifying officers and I are
responsible for establishing and maintaining
disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:
a)	designed such disclosure controls and procedures
to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b)	evaluated the effectiveness of the registrant?s
disclosure controls and procedures as of a date within
90 days prior to the filing date of this report (the
Evaluation Date); and
c)	presented in this report our conclusions about the
effectiveness of the disclosure controls and
procedures based on our evaluation as of the
Evaluation Date;
5.	The registrant?s other certifying officers and I
have disclosed, based on our most recent evaluation,
to the registrant?s auditors and the audit committee of
the registrant?s board of directors (or persons
performing the equivalent functions):
a)	all significant deficiencies in the design or
operation of internal controls which could adversely
affect the registrant?s ability to record, process, summarize, and report financial data and have identified for the registrant?s auditors any material weaknesses in internal controls; and
b)	any fraud, whether or not material, that involves
management or other employees who have a
significant role in the registrant?s internal controls;
and
6.	The registrants other certifying officers and I have
indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: February 27, 2003
/s/ Peter K. Hoglund
Peter K. Hoglund
Principal Financial Officer